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                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
                                                  [ ] Confidential, for use of
                                                      the Commission Only (as
                                                      permitted by Rule
                                                      14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12


                           AIM COUNSELOR SERIES TRUST
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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(4) Date Filed:
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[AIM INVESTMENTS LOGO APPEARS HERE]

                             AIM FLOATING RATE FUND


March 30, 2006

Dear Shareholder:

We are writing to inform you that we have not received your vote for the Special Meeting of Shareholders to be held on April 11, 2006. In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.

Your vote is important, regardless of the number of shares you own. Please take the time to vote today!

              For your convenience, you may also choose one of the
                    following methods to vote your shares:

BY INTERNET.

   Visit THE INTERNET ADDRESS found on your proxy card and enter the control number located on your proxy card.

BY TOUCH-TONE PHONE.

   Dial the TOLL-FREE NUMBER found on your proxy card and follow the simple instructions.

BY MAIL.

   Simply return your executed proxy using the enclosed postage paid envelope.

   THE QUICKEST WAY TO EXPEDITE YOUR PROXY IS TO VOTE VIA THE INTERNET OR TOUCH-TONE PHONE.

   However, you can utilize any one of the above options to register your vote so it may be received in time for the meeting.

             YOUR VOTE IS IMPORTANT; PLEASE VOTE YOUR SHARES TODAY!